INTANGIBLE ASSETS, NET - Schedule of Finite-Lived Intangible Assets (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Cost
As of January 1	$ 95,517	$ 114,616
Write-off of fully amortized asset	0	(19,099)
As of December 31	95,517	95,517
Depreciation, amortization and impairment
As of January 1	(45,108)	(54,247)
Charge for the year	(9,114)	(9,960)
Write-off of fully amortized asset	0	19,099
As of December 31	(54,222)	(45,108)
Total	$ 41,295	$ 50,409